SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported)                 October 20, 2003


                    UNITED MOBILE HOMES, INC.
     (Exact name of registrant as specified in its charter)


         Maryland              0-13130           22-1890929
     (State or other
       jurisdiction          (Commission        (IRS Employer
    of incorporation)       File Number)     Identification No.)


3499 Route 9N, Suite 3C, Freehold, NJ               07728
 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number,
including area code                        (732) 577-9997



                         Not applicable
  (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

  Exhibits.

  99.1 Press Release dated October 20, 2003, regarding the
       Company's  inclusion in the  Morgan   Stanley  REIT
       Index.

Item 9.   Regulation FD Disclosure.

          On October 20, 2003, the Company issued a press release regarding its inclusion in the Morgan
          Stanley  REIT  index  (RMS).

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  UNITED MOBILE HOMES, INC.




               /s/ Anna T. Chew
               ANNA T. CHEW
               Vice President



     Date       October 20, 2003



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